UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A (Amendment No. 1)
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2012

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LINKWELL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-24977	65-1053546

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1104 Jiatong Road, Jiading District, Shanghai, China 201807(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (86) 21-5566-6258

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to the Form 8K, filed on April 2, 2012 is to correct the name of the company on the signature page to Linkwell Corporation.

Item 7.01.            REGULATION FD DISCLOSURE.

On April 2, 2012, Linkwell Corporation (the "Company") issued a press release to announce it has entered into a definitive agreement to acquire Metamining Nevada, Inc., as a wholly owned subsidiary.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information furnished with this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.            FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

99.1         Press Release of Linkwell Corporation dated April 2, 2012 (furnished herewith).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINKWELL CORPORATION

Date: April 2, 2012	By:	/s/ Xuelian Bian
Xuelian Bian
President and Chief Executive Officer